EXHIBIT 10
----------



STATE OF MINNESOTA                                             DISTRICT COURT

COUNTY OF HENNEPIN                                   FOURTH JUDICIAL DISTRICT

                                                      Case Type:  Other Civil



Teachers Insurance and Annuity       )     Case No. _______________
Association of America, a New York   )
corporation,                         )
                                     )
                  Plaintiff,         )
                                     )           STIPULATION
      vs.                            )
                                     )
222 South Ninth Street               )
Limited Partnership,                 )
a Minnesota limited                  )
partnership, et al.,                 )
                                     )
                  Defendants.        )


      WHEREAS, plaintiff Teachers Insurance and Annuity Association of America ("Teachers") is the owner and holder of a first mortgage and security interest in all those parcels of land situated in the City of Minneapolis, County of Hennepin, and State of Minnesota, legally described on Exhibit A to the Verified Complaint in this action (the "Action") and made a part hereof, together with the buildings and improvements thereon and all rights, powers, easements, interests and privileges appurtenant thereto and granted in connection therewith all as more particularly described in the Mortgage (as defined in the Summons and Verified Complaint attached as Exhibit 1 to this Stipulation) as the "mortgaged premises" (hereinafter all referenced as the "Mortgaged Property"); and

      WHEREAS, defendants OB Joint Venture, Campbell-Mithun-Esty, L.L.C., U.S. Bancorp Piper Jaffray, Inc., and 222 South Ninth Street Limited Partnership ("222 South Ninth") are the fee owners of the Mortgaged Property and defendant 222 South Ninth is the borrower under the Mortgage and Consolidated Note (Exhibit F to the Verified Complaint) secured by the Mortgaged Property (borrower and fee owners are hereinafter sometimes collectively referred to as "Mortgagor"); and

      WHEREAS, Teachers has not received the June 1, 2000 installment of principal and fixed interest as required under the Mortgage, thereby causing a default to occur thereunder, which activates various rights of Teachers; and

      WHEREAS, Teachers has commenced this Action for foreclosure of the Mortgaged Property and the Secured Property (as defined in the Verified Complaint); and

      WHEREAS, Kennedy-Wilson Minnesota Management, Inc. ("Kennedy-Wilson") is the manager of the Mortgaged Property as successor to JMB Properties Company ("JMB") under the a Management Agreement between JMB and 222 South Ninth dated June 30, 1986, but effective from and after April 1, 1986, as amended by the First Amendment to Management Agreement dated May 29, 1992 (collectively "Management Agreement"); and

      WHEREAS, Mortgagor and Teachers desire to have Kennedy-Wilson appointed by the Court in this Action to act as receiver for the Mortgaged Property during the pendency of the Action and any period of redemption; and

      WHEREAS, under the Cash Escrow and Security Agreement ("Escrow Agreement") between Teachers, 222 South Ninth, JMB, and Heitman Financial Services, Ltd., now known as Heitman Financial Services LLC, a Delaware limited liability company ("Heitman") (Exhibit H to the Verified Complaint), Heitman was appointed by Teachers to serve as Teachers' Escrow Agent for the purposes set forth in Paragraph 1 of the Escrow Agreement; and

      WHEREAS, Teachers is entitled to give notice to Heitman pursuant to Paragraph 8 of the Escrow Agreement that a default exists under the Mortgage and Consolidated Note, and directing that Heitman, after payment of certain expenses and its accrued but unpaid fees as escrow agent, pay all of the remaining funds in the escrow account to Teachers, said funds to be applied exclusively to the principal balance due and owing to Teachers by Mortgagor under the Mortgage and Consolidated Note; and

      WHEREAS, the Escrow Agreement will terminate immediately upon payment by Heitman to Teachers of the remaining balance of funds in the escrow account established thereunder; and

      WHEREAS, Teachers may, in its sole discretion, enter into a new escrow agreement with Heitman, as its escrow agent, and Kennedy-Wilson, as receiver, pursuant to which Teachers may deposit funds into an escrow account managed by Heitman. The new escrow agreement will provide that, upon written approval by Teachers or otherwise in accordance with the terms and conditions of said escrow agreement, Heitman may disburse funds from the escrow account upon application by Kennedy-Wilson to cover costs and expenses of the receivership under Minn. Stat. Sections 559.17 and 576.01 and Paragraphs 8 and 13 of the Order for Appointment of a Receiver attached to this Stipulation as Exhibit 2. Such sums advanced by Heitman from the escrow account are deemed to be secured in the same priority with the indebtedness evidenced by the Consolidated Note and Mortgage, and all sums so advanced shall bear interest from the date such advances are made at the same rate of interest borne by the indebtedness, and shall be deemed to be part of the amount due pursuant to the Consolidated Note and Mortgage. If such advances are made after the foreclosure sale, they shall, with interest, be part of the sum required to be paid to redeem from the foreclosure sale; and

      WHEREAS, Mortgagor and Teachers desire that the foreclosure of the Mortgaged Property and Secured Property as defined in the Verified Complaint, and all other relief sought by the Verified Complaint in this Action be granted by the Court without further notice to any of the parties to this Stipulation; and

      WHEREAS, Teachers will move diligently and expeditiously to cause the foreclosure sale of the Mortgaged Property to be conducted on the earliest practicable date, and will move diligently and expeditiously after the foreclosure sale of the Mortgaged Property for an Order by the Court confirming the foreclosure sale at the earliest practicable date.

      NOW, THEREFORE, it is hereby stipulated and agreed by and between the parties hereto that:

      1. The foregoing recitals are hereby incorporated into and made part of this Stipulation.

      2. All parties signing this Stipulation represent and warrant that each has the right and power, and is duly authorized and empowered to enter into, execute and deliver this Stipulation on behalf of the party for whom they are signing, and to bind that party.

      3. Each of OB Joint Venture, OB Joint Venture II and 222 South Ninth (hereinafter sometimes collectively "the Partnerships") has delivered Teachers each of the documents listed on Exhibit 3 to this Stipulation (the "Partnership Documents"). Each of the Partnerships represents and warrants for itself only that: (1) there have been no amendments or modifications to the documents included among the Partnership Documents; and (2) except as set forth in its documents included among the Partnership Documents, there have been no additions, transfers or assignments of partnership interests in its Partnerships. Each of the Partnerships acknowledges that Teachers is relying on the representations and warranties contained in this Paragraph 3.

      4. All parties signing this Stipulation admit that they have been properly served with the Summons and Verified Complaint in this Action.
All parties signing this Stipulation agree that no answer or other response to the Verified Complaint need be made by any of them , but instead ask that the Court immediately enter the "Findings of Fact, Conclusions of Law, and Order for Judgment" attached to this Stipulation as Exhibit 4.

      5. All parties to this Stipulation ask that the "Order for the Appointment of a Receiver" (Exhibit 2) be entered by the Court immediately without further notice to any of the parties.

      6. The Management Agreement shall terminate upon entry of the Order for Appointment of a Receiver and Mortgagor and Kennedy-Wilson agree that they have fulfilled all contractual obligations and duties of care which they owed one another under the Management Agreement.

      7. Upon issuance by the Court of an order confirming the foreclosure sale and the running of the period of redemption without any redemption, Defendants or any agent, affiliate, partner, officer, director, assign, representative, or employee of Defendants ("Defendants' Affiliates") and excepting the "Excluded Items" defined below, Teachers shall be deemed to have forever discharged and fully released Defendants, their general and limited partners, employees, agents, officers, directors, servants, representatives, assigns, predecessors or successors in interest, and all other affiliated persons, entities, firms, companies or corporations, and all of them from any and all loss, damage or liability related to or arising out of the Mortgage, Security Agreement, Escrow Agreement, Consolidated Note, First Amended Assignment, and Assignment of Agreement (all as defined in the Verified Complaint), and all other Loan Documents. The foregoing notwithstanding, Teachers shall not be deemed to have released 222 South Ninth or its general partners from any loss, damage or liability suffered by Teachers arising out of any fraud or willful or intentional misrepresentation by 222 South Ninth or its general partners in connection with the execution and delivery of the Loan Documents (as defined in the Second Amendment to Mortgage) or in connection with withdrawing any portion of the Escrowed Funds (as defined in the Escrow Agreement) (collectively the "Excluded Items").

      Upon issuance by the Court of an order confirming the foreclosure sale and the running of the period of redemption without any redemption by Defendants or Defendants' Affiliates, Defendants shall be deemed to have forever discharged and fully released Teachers, its employees, agents, officers, directors, servants, representatives, assigns, predecessors or successors in interest, and all other affiliated persons, entities, firms, companies or corporations, and all of them of and from any and all loss, damage or liability related to or arising out of the Loan Documents or the loan evidenced by the Consolidated Note.

      8. Upon receipt by Heitman from Teachers of the notice of default prescribed under Paragraph 8 of the Escrow Agreement, Heitman shall, after payment of its unpaid fees for serving as escrow agent, pay the balance remaining in the escrow account to Teachers. All parties hereto agree that, regardless of the terms of Paragraph 8 of the Escrow Agreement, the escrowed funds paid by Heitman to Teachers shall be applied exclusively to the principal balance then due and owing under the Consolidated Note and Mortgage, and Mortgagor, JMB and Kennedy-Wilson hereby waive any and all rights they may have under the Escrow Agreement.

      9. All parties signing this Stipulation having an interest in the Mortgaged Property ("Parties in Interest") hereby grant, transfer and assign to Teachers all of their rights, interests and claims under any and all pending protests or other proceedings challenging the real property taxes payable with respect to the Mortgaged Property in the current, preceding or succeeding calendar years, and any refunds, warrants and recoveries resulting therefrom (the "Proceedings"), including without limitation, that certain proceeding filed in Hennepin County District Court on behalf of O.B. Joint Venture on February 9, 2000, as Court File Number TC 27869. The Parties in Interest further agree that they shall reasonably cooperate with and assist Teachers in the prosecution of the Proceedings, including but not limited to, making available to Teachers, at its request, any information in their possession relative to the Proceedings, substituting Teachers as the Petitioner in such Proceedings, permitting Teachers to prosecute the Proceedings in the name of the Parties in Interest, and assisting in Teachers' efforts to replace the legal counsel of the Parties in Interest in the Proceedings with Teachers' legal counsel.

The Parties in Interest agree that any awards resulting from the Proceedings shall be delivered as follows: (i) if received after appointment of the receiver but before expiration of the redemption period, to the receiver; and (ii) if received after the expiration of the redemption period, to Teachers. Teachers' agrees to reimburse the Parties in Interest for any of their out-of-pocket costs incurred by them in connection with satisfying any requests by Teachers for the cooperation or assistance of the Parties in Interest in the prosecution of the Proceedings. Teachers agrees to indemnify, defend and hold the Parties in Interest harmless against any action or claim brought by any of the tenants of the Mortgaged Property claiming a right under such tenant's lease to a portion of any real estate tax refund or recovery actually received by Teachers.

      10. The Escrow Agreement shall terminate immediately upon payment by Heitman to Teachers of the remaining balance of funds in the escrow account.

      11. Teachers agrees to indemnify, defend and hold each party signing this Stipulation harmless against claims or actions brought by a tenant of the Mortgaged Property for its security deposit (including accrued interest thereon, if applicable), but only to the extent that such tenant's security deposit (including accrued interest thereon, if applicable) has been received by Teachers.

      12. Each party signing this Stipulation shall have no personal liability for the payment of the Judgment as that term is defined in paragraph C of the attached Conclusions of Law, or any interest thereon, or any attorneys' fees and costs incurred by Teachers in connection with this Action, and no judgment shall be docketed against any such party as a result of this Action.

      13. This Stipulation may be signed in counterparts and faxed signatures may be treated as originals.



                               OB JOINT VENTURE,
                               a South Dakota general partnership


                               BY:   JMB/PIPER JAFFRAY TOWER ASSOCIATES,
                                     an Illinois general partnership,
                                     Co-Partner

                                     BY:   CARLYLE REAL ESTATE LIMITED
                                           PARTNERSHIP-XIV, an Illinois
                                           limited partnership

                                     BY:   JMB REALTY CORPORATION,
                                           a Delaware corporation

                                           By:
                                           Its:


                                     BY:   JMB/PIPER JAFFRAY TOWER
                                           ASSOCIATES II, an Illinois
                                           general partnership, Co-Partner

                               BY:   CARLYLE REAL ESTATE LIMITED
                                     PARTNERSHIP-XIV, an Illinois
                                     limited partnership,
                                     General Partner

                                     BY:   JMB REALTY CORPORATION,
                                           a Delaware corporation,
                                           General Partner


                                           By:
                                           Its:

                               CAMPBELL-MITHUN-ESTY, L.L.C.,
                               a Delaware Limited Liability Company


                               By:
                               Its:


                               U.S. BANCORP PIPER JAFFRAY, INC.,
                               a Delaware corporation


                               By:
                               Its:


                               222 SOUTH NINTH STREET LIMITED PARTNERSHIP, a Minnesota limited partnership

                               BY:   OB JOINT VENTURE II, an Illinois
                                     Limited partnership, General Partner

                                     BY:   JMB/PIPER JAFFRAY TOWER
                                           ASSOCIATES, an Illinois general
                                           partnership, General Partner

                                     BY:   CARLYLE REAL ESTATE LIMITED
                                           PARTNERSHIP-XIV, an Illinois
                                           limited partnership,
                                           General Partner

                                     BY:   JMB REALTY CORPORATION,
                                           a Delaware Corporation,
                                           General Partner


                                           By:
                                           Its:

                               LIMITED PARTNERS:

                               U.S. BANCORP PIPER JAFFRAY, INC.,
                               a Delaware corporation


                               By:
                               Its:

                               SAATCHI & SAATCHI MN, INC.,
                               a Minnesota corporation


                               By:
                               Its:


                               LHDL REALTY LIMITED PARTNERSHIP,
                               a Minnesota limited partnership


                               BY: LARKIN, HOFFMAN, DALY & LINDGREN, LTD., its general partner

                                     By:
                                     Its:


                               JMB PROPERTIES COMPANY,
                               an Illinois general partnership


                               Its:



                               HEITMAN FINANCIAL SERVICES LLC,
                               Successor by statutory merger to
                               Heitman Financial Services, Ltd.


                               By:
                               Its:


                               KENNEDY-WILSON MINNESOTA MANAGEMENT, INC.


                               By:
                               Its:


                               TEACHERS INSURANCE AND ANNUITY
                               ASSOCIATION OF AMERICA, a New York
                               Corporation


                               By:
                               Its: